Agreement to acquire OCI Global's methanol business	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Agreement to acquire OCI Global's methanol business	Agreement to acquire OCI Global's methanol business:
On September 8, 2024, Methanex entered into a definitive agreement to acquire OCI Global’s international methanol business, subject to certain conditions and approvals. Excluding the impact of cash, debt, and working capital adjustments, and including the assumption of a share of non-recourse debt, consideration for the OCI Acquisition will consist of $1.18 billion in cash and the issuance of 9.9 million common shares of Methanex Corporation.